CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
TERMINATION AGREEMENT
This Termination Agreement (the “Agreement”) is made as of the 28th day of June 2005, by and between AMDOCS SOFTWARE SYSTEMS LIMITED, a corporation incorporated under the Laws of Ireland (“Amdocs”), and RURAL CELLULAR CORPORATION, a Minnesota corporation (“RCC”), and amends the Master Agreement (defined below).
     WHEREAS, Amdocs and RCC are party to that certain CRM And Billing Managed Services Agreement dated February 5, 2004, by and between Amdocs and RCC as such agreement was amended July 6, 2004, July 30, 2004, and October 26, 2004 (as so amended, the “Master Agreement”—capitalized terms not defined herein shall have the meanings set forth in the Master Agreement); and
     WHEREAS, Amdocs has been and is providing Services to RCC’s currently existing GSM customers pursuant to the Master Agreement; and
     WHEREAS, Amdocs and RCC desire to terminate the Master Agreement and to end their present disputes without further expenditure of time or expense or proceeding, and without an admission of fault or liability by either party; and
     WHEREAS, the parties agree that Amdocs will continue to render Outsourcing Services to RCC’s GSM customers during the Transition-Out Period (defined below);
     NOW THEREFORE, in consideration of the foregoing premises and mutual promises, covenants and obligations, agreements and other undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the undersigned agree as follows:
     1. Cessation of Implementation and Migration Services. Effective as of June 28, 2005 (the “Effective Date”), Amdocs and RCC shall immediately cease all further Implementation and Migration Services described in Revised Schedule 10 of the Master Agreement. The parties acknowledge and agree that Amdocs shall cease providing services with respect to Change Requests, and that RCC shall have no payment obligations with respect to any Change Requests other than payment of invoices for those three Change Requests identified in Exhibit A, which Change Requests have been delivered to RCC, are hereby finally approved and accepted by RCC, and are payable by RCC within forty-five (45) days from its receipt of Amdocs’ invoice therefor. All provisions of the Master Agreement (including all schedules thereto), except as modified hereby, shall remain in effect until the Transition-Out Period Expiration Date (defined below).
     2. Continuing Outsourcing Services. Amdocs will continue to provide Outsourcing Services, as further set forth in Schedule 11 of the Master Agreement, to RCC for RCC’s current GSM customers (which are presently billed by Amdocs) through the end of the Transition-Out Period. Amdocs will also provide Outsourcing Services for future GSM customers of RCC which RCC places on the Amdocs billing system through the end of the Transition-Out Period.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
Amdocs shall provide all Outsourcing Services from the Effective Date until the Transition-Out Period Expiration Date **.
     3. Transition-Out Matters. The parties shall immediately move to implement the provisions of Schedule 18 of the Master Agreement. The parties shall immediately proceed with negotiation of the Transition-Out Work Plan and shall execute a final Transition-Out Work Plan within fourteen (14) days from the date hereof (July 12, 2005). Notwithstanding anything to the contrary in the Master Agreement, the Transition-Out Period shall commence on the Effective Date and shall expire on the earlier to occur of (a) that date when no RCC customers remain on the Amdocs Solution in accordance with the Transition-Out Work Plan or (b) 120 days after the Effective Date; provided that, in either case, RCC shall have the right, at its sole discretion, to extend this Transition-Out Period by a single additional thirty (30) day period ** upon ten (10) days’ prior written notice to Amdocs, in which case the Transition-Out Period shall expire at the end of such thirty (30) day period (the “Transition-Out Period Expiration Date” meaning either the earlier of the dates described in clauses (a) or (b) above, or, if applicable, the last day of the (optional) additional thirty (30) day period). Amdocs shall provide all Termination Assistance Services in accordance with the Transition-Out Work Plan **.
     4. Dispute Resolution Procedures. Notwithstanding the provisions of the Master Agreement to the contrary, the parties agree that any dispute arising out of or relating to continuing Outsourcing Services and Termination Assistance Services shall be referred to RCC’s Senior Director, MIS and Amdocs’ Division Vice President for resolution, and if no resolution is obtained within one (1) business day, the dispute shall be escalated to RCC’s Executive VP and COO and Amdocs’ Division President. If the dispute is not resolved within an additional two (2) business days, either party may submit the dispute to arbitration in accordance with the provisions of the Master Agreement, subject to the terms hereof. The foregoing dispute resolution provision shall not prevent the parties from seeking injunctive relief as permitted in the Master Agreement.
     5. Effect on Master Agreement. This Agreement modifies and amends the provisions of the Master Agreement. Effective on the Transition-Out Period Expiration Date, all of the provisions of the (i) Master Agreement; and (ii) performance guaranty signed by Amdocs Limited, referenced in Section 16.7.5 of the Master Agreement, shall terminate and be without further force or effect, except for those provisions which would, by their nature, survive expiration or termination, including without limitation those provisions set forth on Exhibit B, which shall remain in full force and effect indefinitely, solely with respect to the rights and obligations of the parties for acts or omissions occurring after the Effective Date, in accordance with their respective terms.
     6. Payments. ** RCC shall have no obligation to pay Amdocs any amounts for any matters arising out of or related to the Master Agreement or this Agreement or for any Services performed or provided by Amdocs to or for the benefit of RCC (including any Services provided pursuant to the provisions hereof) except as set forth in this Agreement. **.
     7. Release by Amdocs. Subject to each party performing its obligations under the Master Agreement and this Agreement, Amdocs on its own behalf and on behalf of its respective

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, parent companies, related companies (including without limitation Amdocs, Inc., a Delaware corporation and Amdocs Champaign, Inc., a Delaware corporation and Amdocs Limited, an Island of Guernsey corporation), successors and assigns, absolutely and unconditionally releases, acquits and forever discharges RCC and RCC’s current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, related companies, successors and assigns (collectively, the “RCC Released Parties”), of and from any and all claims, demands, actions, damages and liabilities (including attorney fees), whether direct or indirect, fixed or contingent, known or unknown, which Amdocs or any of its respective current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, related companies, successors and assigns has ever had, has or claims to have against the RCC Released Parties, prior to and through the Effective Date, arising from or related to the Master Agreement and/or the relationship contemplated by the Master Agreement. Nothing herein shall be deemed to release RCC or its Affiliates from any obligations arising under the Master Agreement or this Agreement for matters occurring after the Effective Date.
     8. Release by RCC. Subject to each party performing its obligations under the Master Agreement and this Agreement, RCC, on its own behalf and on behalf of its current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, related companies (including without limitation Amdocs, Inc., a Delaware corporation, Amdocs Champaign, Inc., a Delaware corporation and Amdocs Limited, an Island of Guernsey corporation (under the performance guaranty referenced in Section 16.7.5 of the Master Agreement), predecessors, successors and assigns, absolutely and unconditionally releases, acquits and forever discharges Amdocs and Amdocs’ current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, parent companies, related companies, successors and assigns (collectively, the “Amdocs Released Parties”), of and from any and all claims, demands, actions, damages and liabilities (including attorney fees), whether direct or indirect, fixed or contingent, known or unknown, which RCC or any of its respective current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, related companies, successors and assigns has ever had, has or claims to have against the Amdocs Released Parties, prior to and through the Effective Date, arising from or related to the Master Agreement and/or the relationship contemplated by the Master Agreement. Nothing herein shall be deemed to release Amdocs or its Affiliates from any obligations arising under the Master Agreement, the above-referenced guaranty, or this Agreement for matters occurring after the Effective Date.
     9. No Admission. This Agreement is made and entered into for the purpose of resolving outstanding disputes between the parties and is not, and shall not be construed as, an admission of any sort on the part of Amdocs or RCC.
     10. Attorneys Fees. In the event that arbitration, injunction or other proceedings are commenced or brought to enforce the terms of the Master Agreement and this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorneys’ fees incurred in any such proceeding, in addition to actual damages.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     11. Publicity; Confidentiality. The terms and circumstances surrounding this Agreement are confidential and shall not be disclosed to any third party or a party’s personnel, except as provided below. Each party consents to the statement regarding the termination of the relationship contemplated by the Master Agreement in substantially the form of Exhibit C. Except for disclosures in substantially the form of Exhibit C and disclosure by each party to its Board of Directors, executives and auditors, and the other disclosures described in this Section 11, each of Amdocs and RCC agrees that it must obtain the other’s prior written consent before publicly using or publicly disclosing any advertising, written sales promotion materials, press releases, information or other publicity matters relating to the Master Agreement and this Agreement (including, without limitation, the negotiation, execution and delivery hereof but not the enforcement hereof). Notwithstanding the foregoing restrictions, RCC and Amdocs Limited shall each have the right to make public disclosures to its shareholders, investors and investment analysts and representatives and as required by law, which disclosures both parties agree shall be not inconsistent with the statements set forth in Exhibit C; in addition, RCC and Amdocs shall each have the right to make internal disclosures not inconsistent with the statements set forth in Exhibit C to its employees, vendors, consultants and retained professionals (such as lawyers and accountants). RCC shall file a copy of this Agreement with its required securities filings, redacted to be in the form attached hereto as Exhibit D.
     12. Entire Agreement. Each of the undersigned parties to this Agreement declares and represents that no promise, inducement or agreement not expressed herein has been made to it, and that the Master Agreement (and any agreement referred to in the Master Agreement), this Agreement and the Transition-Out Work Plan contains the entire agreement between the parties hereto and, further, each party declares and represents that in entering into this Agreement, it understands and agrees that it is relying wholly upon its own judgment, belief and knowledge as to the nature, extent and duration of any damages that they may have or will incur. This Agreement may not be changed, supplemented or amended, except in a writing executed by the parties hereto.
     13. Interpretation. This Agreement shall be construed as drafted jointly by the parties and shall not be construed or interpreted for or against any party hereto because that party drafted or caused the party’s legal representative to draft any of its provisions.
     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.
     15. Authority. Each party represents that the person signing this Agreement has authority to bind that party.
     16. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with applicable provisions of the Master Agreement and this Agreement.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted

AMDOCS SOFTWARE SYSTEMS LIMITED,		RURAL CELLULAR CORPORATION, a Minnesota corporation
a corporation incorporated under the Laws of Ireland

By	/s/ Burt Podhere	By	/s/ Ann K. Newhall

Name: Burt Podhere		Name: Ann K. Newhall
Title: General Manager		Title: EVP/COO and Secretary

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
EXHIBIT A
PERMITTED CHANGE REQUESTS
CR 0141
CR 0144
CR 0152

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
EXHIBIT B
SURVIVING MASTER AGREEMENT PROVISIONS
IP rights (§16.2)
Confidentiality and data privacy (§§16.3-16.4) and Schedule 19 to MSA
Liability (§16.7)
Governing Law (§16.13.1)
Indemnification (§§ 16.17.3 through 16.17.6)
Employee non-solicitation (§16.5)
Parent Guaranties (only as to the portions of the Master Agreement remaining in effect)
Such other provisions of the MSA, if any, as the parties may agree as a part of the Transition-Out Work Plan

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
EXHIBIT C
8K PRESS RELEASE

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted

EXHIBIT C TO TERMINATION AGREEMENT
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2005
RURAL CELLULAR CORPORATION
(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or other Jurisdiction of Incorporation)

0-27416	41-1693295

(Commission File Number)	(IRS Employer Identification No.)

3905 Dakota Street S.W., Alexandria, Minnesota	56308

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (320) 762-2000

Former Name or Former Address, if Changed Since Last Report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

2

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
Item 1.02. Termination of a Material Definitive Agreement.
Effective on June 28, 2005, the Customer Relationship Management and Billing Managed Services Agreement dated February 5, 2004 (the “Agreement”), between Rural Cellular Corporation (“RCC” or the “Company”) and Amdocs Software Systems Limited (the “Vendor”) was mutually terminated.
The termination was based upon the Company’s decision that the proposed systems would not meet its requirements given that the Vendor’s focus has become more orientated to national wireless providers. Under these circumstances, it was determined that the systems would not have been cost-effective to adapt and maintain over the long term.
Under the Agreement, the Vendor was to have adapted its proprietary systems for use by the Company, provide support services for the migration of the Company’s existing subscriber base to the Vendor’s systems, and provide ongoing services for the operation, support, and maintenance of the Vendor’s systems over an operating period of 7 years.
The Company’s GSM customers (approximately 75,000) have been served through a transitional Vendor system since earlier this year. The Company expects that current and new GSM customers will be serviced through this transitional system until another replacement billing system becomes available. There will be no further development or implementation of the Vendor billing system to serve the Company’s legacy or CDMA customers. The Company is currently evaluating alternative billing systems.
Reflecting the termination of the Agreement, RCC anticipates recording a charge to operations during the second quarter of 2005 of approximately $     million, reflecting the write down of certain development costs previously capitalized. RCC did not incur early termination penalties.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

3

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RURAL CELLULAR CORPORATION

/s/ Richard P. Ekstrand

Richard P. Ekstrand
President and Chief Executive Officer
Date: June 30, 2005

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

4

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
EXHIBIT D
REDACTED AMENDMENT FOR REQUIRED FILING

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
EXHIBIT D TO TERMINATION AGREEMENT
REDACTED AMENDMENT FOR REQUIRED FILING
TERMINATION AGREEMENT
This Termination Agreement (the “Agreement”) is made as of the 28th day of June 2005, by and between AMDOCS SOFTWARE SYSTEMS LIMITED, a corporation incorporated under the Laws of Ireland (“Amdocs”), and RURAL CELLULAR CORPORATION, a Minnesota corporation (“RCC”), and amends the Master Agreement (defined below).
     WHEREAS, Amdocs and RCC are party to that certain CRM And Billing Managed Services Agreement dated February 5, 2004, by and between Amdocs and RCC as such agreement was amended July 6, 2004, July 30, 2004, and October 26, 2004 (as so amended, the “Master Agreement” – capitalized terms not defined herein shall have the meanings set forth in the Master Agreement); and
     WHEREAS, Amdocs has been and is providing Services to RCC’s currently existing GSM customers pursuant to the Master Agreement; and
     WHEREAS, Amdocs and RCC desire to terminate the Master Agreement and to end their present disputes without further expenditure of time or expense or proceeding, and without an admission of fault or liability by either party; and
     WHEREAS, the parties agree that Amdocs will continue to render Outsourcing Services to RCC’s GSM customers during the Transition-Out Period (defined below);
     NOW THEREFORE, in consideration of the foregoing premises and mutual promises, covenants and obligations, agreements and other undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the undersigned agree as follows:
     1. Cessation of Implementation and Migration Services. Effective as of June 28, 2005 (the “Effective Date”), Amdocs and RCC shall immediately cease all further Implementation and Migration Services described in Revised Schedule 10 of the Master Agreement. The parties acknowledge and agree that Amdocs shall cease providing services with respect to Change Requests, and that RCC shall have no payment obligations with respect to any Change Requests other than payment of invoices for those three Change Requests identified in Exhibit A, which Change Requests have been delivered to RCC, are hereby finally approved and accepted by RCC, and are payable by RCC within forty-five (45) days from its receipt of Amdocs’ invoice therefor. All provisions of the Master Agreement (including all schedules thereto), except as modified hereby, shall remain in effect until the Transition-Out Period Expiration Date (defined below).

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

1

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     2. Continuing Outsourcing Services. Amdocs will continue to provide Outsourcing Services, as further set forth in Schedule 11 of the Master Agreement, to RCC for RCC’s current GSM customers (which are presently billed by Amdocs) through the end of the Transition-Out Period. Amdocs will also provide Outsourcing Services for future GSM customers of RCC which RCC places on the Amdocs billing system through the end of the Transition-Out Period. Amdocs shall provide all Outsourcing Services from the Effective Date until the Transition-Out Period Expiration Date* * * * * * * * * * * * * *.
     3. Transition-Out Matters. The parties shall immediately move to implement the provisions of Schedule 18 of the Master Agreement. The parties shall immediately proceed with negotiation of the Transition-Out Work Plan and shall execute a final Transition-Out Work Plan within fourteen (14) days from the date hereof (July 12, 2005). Notwithstanding anything to the contrary in the Master Agreement, the Transition-Out Period shall commence on the Effective Date and shall expire on the earlier to occur of (a) that date when no RCC customers remain on the Amdocs Solution in accordance with the Transition-Out Work Plan or (b) 120 days after the Effective Date; provided that, in either case, RCC shall have the right, at its sole discretion, to extend this Transition-Out Period by a single additional thirty (30) day period * * * * * * * * * * upon ten (10) days’ prior written notice to Amdocs, in which case the Transition-Out Period shall expire at the end of such thirty (30) day period (the “Transition-Out Period Expiration Date” meaning either the earlier of the dates described in clauses (a) or (b) above, or, if applicable, the last day of the (optional) additional thirty (30) day period). Amdocs shall provide all Termination Assistance Services in accordance with the Transition-Out Work Plan * * * * * * * * * * * * * * * *.
     4. Dispute Resolution Procedures. Notwithstanding the provisions of the Master Agreement to the contrary, the parties agree that any dispute arising out of or relating to continuing Outsourcing Services and Termination Assistance Services shall be referred to RCC’s Senior Director, MIS and Amdocs’ Division Vice President for resolution, and if no resolution is obtained within one (1) business day, the dispute shall be escalated to RCC’s Executive VP and COO and Amdocs’ Division President. If the dispute is not resolved within an additional two (2) business days, either party may submit the dispute to arbitration in accordance with the provisions of the Master Agreement, subject to the terms hereof. The foregoing dispute resolution provision shall not prevent the parties from seeking injunctive relief as permitted in the Master Agreement.
     5. Effect on Master Agreement. This Agreement modifies and amends the provisions of the Master Agreement. Effective on the Transition-Out Period Expiration Date, all of the provisions of the (i) Master Agreement; and (ii) performance guaranty signed by Amdocs Limited, referenced in Section 16.7.5 of the Master Agreement, shall terminate and be without further force or effect, except for those provisions which would, by their nature, survive expiration or termination, including without limitation those provisions set forth on Exhibit B, which shall remain in full force and effect indefinitely, solely with respect to the rights and obligations of the parties for acts or omissions occurring after the Effective Date, in accordance with their respective terms.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

2

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     6. Payments. * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *. RCC shall have no obligation to pay Amdocs any amounts for any matters arising out of or related to the Master Agreement or this Agreement or for any Services performed or provided by Amdocs to or for the benefit of RCC (including any Services provided pursuant to the provisions hereof) except as set forth in this Agreement. * * * * * * * * * * * * * * * * * * * * * * * *.
     7. Release by Amdocs. Subject to each party performing its obligations under the Master Agreement and this Agreement, Amdocs on its own behalf and on behalf of its respective current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, parent companies, related companies (including without limitation Amdocs, Inc., a Delaware corporation and Amdocs Champaign, Inc., a Delaware corporation and Amdocs Limited, an Island of Guernsey corporation), successors and assigns, absolutely and unconditionally releases, acquits and forever discharges RCC and RCC’s current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, related companies, successors and assigns (collectively, the “RCC Released Parties”), of and from any and all claims, demands, actions, damages and liabilities (including attorney fees), whether direct or indirect, fixed or contingent, known or unknown, which Amdocs or any of its respective current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, related companies, successors and assigns has ever had, has or claims to have against the RCC Released Parties, prior to and through the Effective Date, arising from or related to the Master Agreement and/or the relationship contemplated by the Master Agreement. Nothing herein shall be deemed to release RCC or its Affiliates from any obligations arising under the Master Agreement or this Agreement for matters occurring after the Effective Date.
     8. Release by RCC. Subject to each party performing its obligations under the Master Agreement and this Agreement, RCC, on its own behalf and on behalf of its current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, related companies (including without limitation Amdocs, Inc., a Delaware corporation, Amdocs Champaign, Inc., a Delaware corporation and Amdocs Limited, an Island of Guernsey corporation (under the performance guaranty referenced in Section 16.7.5 of the Master Agreement), predecessors, successors and assigns, absolutely and unconditionally releases, acquits and forever discharges Amdocs and Amdocs’ current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, parent companies, related companies, successors and assigns (collectively, the “Amdocs Released Parties”), of and from any and all claims, demands, actions, damages and liabilities (including attorney fees), whether direct or indirect, fixed or contingent, known or unknown, which RCC or any of its respective current and former directors, officers, shareholders, employees, agents, attorneys, insurers, Affiliates, subsidiaries, related companies, successors and assigns has ever had, has or claims to have against the Amdocs Released Parties, prior to and through the Effective Date, arising from or related to the Master Agreement and/or the relationship contemplated by the Master Agreement. Nothing herein shall be deemed to release Amdocs or its Affiliates from any obligations arising under the Master Agreement, the above-referenced guaranty, or this Agreement for matters occurring after the Effective Date.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

3

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     9. No Admission. This Agreement is made and entered into for the purpose of resolving outstanding disputes between the parties and is not, and shall not be construed as, an admission of any sort on the part of Amdocs or RCC.
     10. Attorneys Fees. In the event that arbitration, injunction or other proceedings are commenced or brought to enforce the terms of the Master Agreement and this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorneys’ fees incurred in any such proceeding, in addition to actual damages.
     11. Publicity; Confidentiality. The terms and circumstances surrounding this Agreement are confidential and shall not be disclosed to any third party or a party’s personnel, except as provided below. Each party consents to the statement regarding the termination of the relationship contemplated by the Master Agreement in substantially the form of Exhibit C. Except for disclosures in substantially the form of Exhibit C and disclosure by each party to its Board of Directors, executives and auditors, and the other disclosures described in this Section 11, each of Amdocs and RCC agrees that it must obtain the other’s prior written consent before publicly using or publicly disclosing any advertising, written sales promotion materials, press releases, information or other publicity matters relating to the Master Agreement and this Agreement (including, without limitation, the negotiation, execution and delivery hereof but not the enforcement hereof). Notwithstanding the foregoing restrictions, RCC and Amdocs Limited shall each have the right to make public disclosures to its shareholders, investors and investment analysts and representatives and as required by law, which disclosures both parties agree shall be not inconsistent with the statements set forth in Exhibit C; in addition, RCC and Amdocs shall each have the right to make internal disclosures not inconsistent with the statements set forth in Exhibit C to its employees, vendors, consultants and retained professionals (such as lawyers and accountants). RCC shall file a copy of this Agreement with its required securities filings, redacted to be in the form attached hereto as Exhibit D.
     12. Entire Agreement. Each of the undersigned parties to this Agreement declares and represents that no promise, inducement or agreement not expressed herein has been made to it, and that the Master Agreement (and any agreement referred to in the Master Agreement), this Agreement and the Transition-Out Work Plan contains the entire agreement between the parties hereto and, further, each party declares and represents that in entering into this Agreement, it understands and agrees that it is relying wholly upon its own judgment, belief and knowledge as to the nature, extent and duration of any damages that they may have or will incur. This Agreement may not be changed, supplemented or amended, except in a writing executed by the parties hereto.
     13. Interpretation. This Agreement shall be construed as drafted jointly by the parties and shall not be construed or interpreted for or against any party hereto because that party drafted or caused the party’s legal representative to draft any of its provisions.
     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

4

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1 Redacted
     15. Authority. Each party represents that the person signing this Agreement has authority to bind that party.
     16. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with applicable provisions of the Master Agreement and this Agreement.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

AMDOCS SOFTWARE SYSTEMS LIMITED, a corporation incorporated under the Laws of Ireland	RURAL CELLULAR CORPORATION, a Minnesota corporation

By	By

Name:	Name:

Title:	Title:

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment.

5